UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		July 23, 2020

HAMILTON BEACH BRANDS HOLDING COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	001-38214	31-1236686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4421 WATERFRONT DR, GLEN ALLEN, VA		23060
(Address of principal executive offices)		(Zip code)

(804) 273-9777
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 Per Share	HBB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [ ]

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 23, 2020, the Audit Review Committee of the Board of Directors (the “Audit Review Committee”) of the Company, after discussion with management of the Company and Ernst & Young LLP, the Company’s independent registered public accounting firm, concluded that the Company’s previously issued consolidated financial statements as of and for the year ended December 31, 2017, and other financial data related to this period, including the financial data tables furnished to the Securities and Exchange Commission on Form 8-K, should no longer be relied upon.

As initially disclosed on May 11, 2020, during the quarter ended March 31, 2020, the Company discovered certain accounting irregularities at its Mexican subsidiaries. The Company’s Audit Review Committee commenced an internal investigation, with the assistance of outside counsel and other third party experts. As a result of this investigation, the Company, along with the
Audit Review Committee and its third party experts, has concluded that certain former employees of one of the Company’s Mexican subsidiaries engaged in unauthorized transactions with the Company’s Mexican subsidiaries that resulted in expenditures being deferred on the balance sheet beyond the period for which the costs pertained. As a result, the Company will record a non-cash write-off for certain amounts erroneously included in the Company’s historical financial statements. In addition, the Company will be correcting certain other errors previously identified as immaterial to the consolidated financial statements for the year ended December 31, 2017.

On June 11, 2020, the Company announced its intention to restate the Company’s financial statements as of and for the years ended December 31, 2019 and 2018 and each of the quarters during the years ended December 31, 2019 and 2018.

Concurrent with the filing of this Form 8-K, the Company intends to file its amended Form 10-K that will include restated financial statements as of December 31, 2019 and 2018 and for each of the years ended December 31, 2019, 2018 and 2017 and for the interim periods in the years ended December 31, 2019 and 2018.

The Company’s management and Audit Review Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 23, 2020		HAMILTON BEACH BRANDS HOLDING COMPANY

		By:	/s/ Dana B. Sykes
		Name:	Dana Sykes
		Title:	Senior Vice President, General Counsel and Secretary